EXHIBIT 99.2




INDEPENDENT AUDITORS' REPORT
To the Board of Directors and Stockholders of Kali Laboratories, Inc.:



We have audited the accompanying combined balance sheet of Kali Laboratories, Inc. (the "Company") as of December 31, 2003, and the related combined statements of operations, stockholders' equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such combined financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2003, and the results of its operations and its cash flows for the year then ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Parsippany, New Jersey
August 13, 2004

                             KALI LABORATORIES, INC.
                             COMBINED BALANCE SHEET
                                DECEMBER 31, 2003
                                 (IN THOUSANDS)

ASSETS
Current Assets:
  Cash and cash equivalents                                                $241
  Accounts receivable                                                       444
  Available-for-sale securities                                           6,554
  Inventories                                                               422
  Prepaid expenses and other current assets                                 327
                                                                          -----
           Total current assets                                           7,988
                                                                          -----

Property, plant and equipment--At cost                                    5,857
Less accumulated depreciation and amortization                           (1,041)
                                                                          -----
Property, plant and equipment--Net                                        4,816
                                                                          -----

Other Assets:
  Deferred financing costs (net of accumulated amortization of $11)           7
                                                                           -----
          Total other assets                                                  7
                                                                           -----

TOTAL ASSETS                                                            $12,811
                                                                         ======

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable and accrued liabilities                                 $415
  Taxes payable                                                               5
  Note payable - stockholder                                                553
  Deferred income - current portion                                         500
                                                                         ------
           Total current liabilities                                      1,473

Loan payable - Perrigo                                                   10,000

Deferred income                                                           1,800
                                                                         ------
           Total liabilities                                             13,273
                                                                         ======
Commitments and contingencies

Stockholders' deficit:
  Common stock                                                              130
  Additional paid-in capital                                                 96
  Accumulated deficit                                                      (681)
  Accumulated other comprehensive loss                                       (7)
                                                                         ------
           Total stockholders' deficit                                     (462)
                                                                         ------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                             $12,811
                                                                         ======

                   See notes to combined financial statements.

                             KALI LABORATORIES, INC.
                        COMBINED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2003
                                 (IN THOUSANDS)


Revenue:
  Research and development fees                                            $932
  Royalty income                                                            470
                                                                          -----
           Total revenue                                                  1,402


Operating expenses:
  Research and development                                                2,672
  General and administrative                                                447
                                                                          -----

           Total operating expenses                                       3,119
                                                                          -----

Operating loss                                                           (1,717)
                                                                          -----

Other income (expenses):
  Realized loss on sale of available-for-sale securities                   (393)
  Interest expense                                                         (205)
  Dividend and interest income                                               32
  Other income                                                               14
                                                                          -----

           Total other expenses                                            (552)
                                                                          -----

Loss before benefit for state income taxes                               (2,269)

Benefit for state income taxes                                                5
                                                                          -----

Net loss                                                                $(2,264)
                                                                          =====

                   See notes to combined financial statements.


                                              KALI LABORATORIES, INC.
                                COMBINED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
                                            YEAR ENDED DECEMBER 31, 2003
                                                   (IN THOUSANDS)

                                                                         RETAINED    ACCUMULATED
                                                           ADDITIONAL    EARNINGS       OTHER          TOTAL
                                       COMMON STOCK         PAID-IN    (ACCUMULATED COMPREHENSIVE   STOCKHOLDERS'
                                      SHARES      AMOUNT    CAPITAL      DEFICIT)   INCOME (LOSS)  EQUITY (DEFICIT)
                                      ------      ------    -------      --------   -------------  ----------------
Balance--January 1, 2003                   10       $130       $96        $1,844        $(490)        $1,580

  Net loss                                  -          -         -        (2,264)           -         (2,264)

  Change in unrealized gains on
    available-for-sale securities           -          -         -             -          483            483


  Distributions of "S"
    corporation earnings                    -          -         -          (261)           -           (261)
                                        -----      -----     -----         -----        -----          -----

Balance--December 31, 2003                 10       $130       $96         $(681)         $(7)         $(462)
                                        =====      =====     =====         =====        =====          =====

                                    See notes to combined financial statements.


                             KALI LABORATORIES, INC.
                        COMBINED STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 2003
                                 (IN THOUSANDS)

Cash flows from operating activities:
  Net loss                                                              $(2,264)
  Adjustments to reconcile net loss to net cash used in
    operating activities:
    Depreciation and amortization                                           371
    Amortization of deferred financing costs                                 87
    Deferred income taxes                                                   (19)
    Realized loss on available-for-sale securities                          393
    Changes in assets and liabilities:
      Accounts receivable                                                  (143)
      Inventories                                                          (422)
      Prepaids and other current assets                                    (230)
      Accounts payable and accrued liabilities                              117
      Taxes payable                                                           5
      Deferred income                                                     1,680
                                                                          -----

           Net cash used in operating activities                           (425)
                                                                          -----

Cash flows from investing activities
  Proceeds from sale of available-for-sale securities                       309
  Purchases of available-for-sale securities                             (6,561)
  Purchases of property, plant and equipment                               (290)
                                                                          -----

           Net cash used in investing activities                         (6,542)
                                                                          -----

Cash flows from financing activities:
  Borrowings from Perrigo                                                10,000
  Borrowings from stockholder                                               553
  Repayments to mortgage lender                                            (556)
  Repayments of reducing revolver                                        (2,727)
  Borrowings under line of credit                                           591
  Repayments under line of credit                                          (594)
  Payment of debt issue costs                                               (18)
  Distributions of S Corporation earnings                                  (261)
                                                                          -----

           Net cash provided by financing activities                      6,988
                                                                          -----

Net change in cash and cash equivalents                                      21

Cash and cash equivalents--Beginning of year                                220
                                                                          -----

Cash and cash equivalents--End of year                                     $241
                                                                          =====

Supplemental disclosure of cash flow information:
  Cash paid during the year for:
    Interest                                                               $166
                                                                          =====
    State income taxes                                                      $10
                                                                          =====

Supplemental disclosure of noncash
  investing and financing activities:
  Unrealized gain on available-for-sale securities                         $483
                                                                          =====

                   See notes to combined financial statements.

                             KALI LABORATORIES, INC.
                     NOTES TO COMBINED FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2003
                                 (IN THOUSANDS)
--------------------------------------------------------------------------------


1.  NATURE OF BUSINESS

     Kali Laboratories, Inc. ("Kali" or the "Company"), a New Jersey corporation, is engaged in custom research, development, formulation and delivery systems of solid, liquid and semisolid dosage forms of pharmaceutical products. Kali partners with leading generic and niche branded pharmaceutical manufacturers in developing new generic and proprietary formulations from initial product development and selection through the Abbreviated New Drug Application ("ANDA") or New Drug Application ("NDA") process. Currently, Kali has also entered into contracts for developing and manufacturing certain pharmaceutical products.

     On June 10, 2004, Kali was acquired by Par Pharmaceutical Companies, Inc. ("Par") (see Note 16).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF COMBINATION-- The accompanying combined financial statements include the accounts of VGS Holdings, Inc. ("VGS") which are under common control. All significant intercompany transactions have been eliminated in combination.

     BASIS OF PRESENTATION--The combined financial statements of Kali are prepared on the accrual basis of accounting, in conformity with accounting principles generally accepted in the United States of America.

     USE OF ESTIMATES--The combined financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingencies, if any, at the date of the financial statements, and revenue and expenses during the reporting period. Actual results could differ from those estimates.

     REVENUE RECOGNITION--The Company recognizes revenue provided persuasive evidence of an arrangement exists, pricing is fixed or determinable, the amount is due within one year and collection of the resulting receivable is deemed reasonably assured.

     (a) Research and development fee revenue is recognized when a product has achieved certain milestone hurdles.

     (b) Royalty revenue is recognized when products sales have occurred, the fee is fixed and determinable and collectibility is reasonably assured.

     Amounts billed to clients for "out-of-pocket" expenses are not classified as revenue as they pertain to purchases made by Kali in regards to the contract. The costs are billed by Kali and recovered from the customer. Out-of-pocket expenses billed related to costs of contract purchases were approximately $491 for the year ended December 31, 2003. Approximately $260 of reimbursable costs are included in prepaid expenses and other current assets in the accompanying combined balance sheet. These costs have all been collected subsequent to December 31, 2003.

     RESEARCH AND DEVELOPMENT COSTS--Research and development costs include materials, equipment and facilities cost, personnel costs, contract services, and a reasonable allocation of indirect costs excluding general and administrative costs that are not related to research and development activities. Costs incurred by the Company's internal product development program to develop new products and obtain pre-marketing regulatory approval for such products are expensed as incurred and charged to research and development as incurred.

     FAIR VALUE OF FINANCIAL INSTRUMENTS--For financial instruments including cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and loans payable, the carrying amount approximated fair value because of their short maturity.

     CASH AND CASH EQUIVALENTS--Kali considers all highly liquid short-term investments with an original maturity date of three months or less to be cash equivalents.

     Kali maintains its cash balances in several financial institutions, which, at times, may exceed the federally insured limit of $100. It has not experienced any losses in such accounts and it is not exposed to any significant credit risk on cash and cash equivalents.

     AVAILABLE-FOR-SALE SECURITIES--The Company determines the appropriate classification of all marketable securities as held-to-maturity, available-for-sale or trading at the time of purchase, and re-evaluates such classification as of each balance sheet date in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. Investments in equity securities that have readily determinable fair values are classified and accounted for as available-for-sale. The Company assesses whether temporary or other-than-temporary gains or losses on its available-for-sale securities have occurred due to increases or declines in fair value or other market conditions. Because the Company has determined that all of its marketable securities are available-for-sale, unrealized gains and losses are reported as a component of accumulated other comprehensive loss in the accompanying combined statement of stockholders' equity (deficit).

     INVENTORIES--Inventories are started at the lower of cost (first-in, first-out basis) or market value. The Company examines inventory levels, including expiration dates by product, on a regular basis. The Company makes provisions for obsolete and slow moving inventories as necessary to properly reflect inventory value.

     DEPRECIATION AND AMORTIZATION--Property, plant and equipment are depreciated on a straight-line basis over their estimated useful lives that range from 4 to 40 years. Leasehold improvements are amortized over the shorter of the estimated useful life or the term of the lease.

     DEFERRED FINANCING COSTS--Costs incurred in connection with obtaining financing are capitalized and included in other assets in the accompanying combined balance sheet. Such costs are amortized over the life of the respective debt obligation on the straight-line basis. Amortization expense was approximately $87 for the year ended December 31, 2003.

     IMPAIRMENT OF LONG-LIVED ASSETS--The Company evaluates long-lived assets, with finite lives, for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may no longer be recoverable. If the estimated future cash flows (undiscounted and without interest charges) from the use of an asset were less than the carrying value, a write-down would be recorded to reduce the related asset to its estimated fair value.

     OTHER COMPREHENSIVE LOSS--Kali's other comprehensive loss consists of unrealized gains and losses on available-for-sale securities classified for SFAS No. 115 purposes as held available-for-sale.

     INCOME TAXES-- The stockholders of Kali have elected "S" corporation status under applicable provisions of the Internal Revenue Code and the New Jersey State tax law. It is treated for federal and state income tax purposes as if it were a partnership while a valid election is in effect, and the stockholders' respective share of net income or loss is reported on their individual returns. Accordingly, the financial statements reflect no provision or liability for federal income taxes. Kali remains liable for "S" corporation tax in the State of New Jersey.

     UNDISTRIBUTED "S" CORPORATION EARNINGS--It is Kali's intention to distribute to its stockholders' undistributed earnings as dividends in an amount sufficient for the stockholders to meet their current tax obligations and additional amounts at its discretion.

     CONCENTRATION OF CREDIT RISK--The Company grants credit to all customers on an unsecured basis. During 2003, three customers accounted for 39%, 28% and 14% of total revenues. Three customers represented 65%, 18% and 16% of accounts receivable at December 31, 2003.

     RECENT ACCOUNTING PRONOUNCEMENTS-- In April 2003, the Financial Accounting Standards Board ("FASB") issued SFAS No. 149, AMENDMENT OF STATEMENT 133 ON DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES. This statement amends Statement 133 for decisions made (1) as part of the Derivatives Implementation Group process that effectively required amendments to Statement 133, (2) in connection with other FASB projects dealing with financial instruments and (3) in connection with implementation issues raised in relation to the application of the definition of a derivative, in particular, the meaning of an initial net investment that is smaller than would be required for other types of contracts that would be expected to have a similar response to changes in market factors, the meaning of underlying, and the characteristics of a derivative that contains financing components. This statement is effective for contracts entered into or modified after June 30, 2003, except as stated below and for hedging relationships designated after June 30, 2003. In addition, except as stated below, all provisions of this statement should be applied prospectively. The provisions of this statement that related to Statement 133 Implementation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, certain provisions, which relate to forward purchases or sales of when-issued securities or other securities that do not exist yet, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The Company determined that the adoption of this statement did not have a material impact on the Company's combined statement of operations.

     In January 2003, the FASB issued Financial Interpretation Number ("FIN") No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES ("FIN 46"). This interpretation defines when a business must consolidate a variable interest entity. This interpretation applies immediately to variable interest entities created after January 31, 2003 and became effective for all other transactions as of July 1, 2003. However, in October 2003 the FASB permitted companies to defer the July 1, 2003 effective date to December 31, 2003. In December 2003, the FASB replaced FIN 46 with FIN 46R, which permitted companies to defer the December 31, 2003 effective date of FIN 46, in certain circumstances, to the first annual period beginning after December 15, 2004. The Company has determined that it is not reasonably probable that it will be required to consolidate or disclose information about a variable interest entity.

     In November 2002, the FASB issued FIN No. 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS TO OTHERS ("FIN 45"), an interpretation of FASB Statements No. 5, 57 and 107 and rescission of FASB Interpretation No. 34. FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. The initial recognition and measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The adoption of this interpretation did not have a material impact on the Company's combined statement of operations.

3.  AVAILABLE-FOR-SALE SECURITIES

     The following is a summary of Kali's available-for-sale securities at December 31, 2003:



                                                      UNREALIZED            FAIR
                                           COST     GAIN       LOSS        VALUE
                                           ----     ----       ----        -----

U.S. Government obligations              $5,008       -        $(7)       $5,001
Municipal bonds                           1,007       -          -         1,007
Certificates of deposit                     546       -          -           546
                                         ------  ------     ------        ------
                                         $6,561      $-        $(7)       $6,554
                                         ======  ======     ======        ======

     Short-term investments are considered available-for-sale and carried at fair value with unrealized gains or losses included in accumulated other comprehensive loss in the combined statement of stockholders' equity (deficit) as of December 31, 2003.

     On January 1, 2003, Kali had a portfolio of available-for-sale securities reported at fair market value of $212 with net unrealized losses of $490 reported in other comprehensive loss. In September 2003, the entire portfolio was disposed of and approximately $393 of net losses were realized. Gains and losses on sale of available-for-sale securities were determined using the specific identification method.

     The   following   table   summarizes   the   contractual    maturities   of
available-for-sale securities at December 31, 2003:


                                                                      FAIR
                                                          COST        VALUE
                                                          ----        -----

     Less than one year                                  $2,061      $2,054
     Due in 1-2 years                                         -           -
     Due in 2-5 years                                         -           -
     Due after 5 years                                    4,500       4,500
                                                          -----       -----
                                                         $6,561      $6,554
                                                          =====       =====

The available-for-sale securities due after 5 years were sold in the first half of 2004.

4.  INVENTORIES

     Inventories include the following major categories at December 31, 2003:

Finished goods                                                         $357
Raw materials and supplies                                               65
                                                                       ----
                                                                       $422
                                                                       ====

The inventory has been capitalized in anticipation of commercialization of related products.

5.   PROPERTY, PLANT AND EQUPMENT

     Property, plant and equipment include the following at December 31, 2003:

Land and buildings                                                   $2,934
Production and laboratory equipment                                   2,508
Leasehold improvements                                                  202
Furniture and fixtures                                                  163
Automobile                                                               50
                                                                      -----
                                                                      5,857
Less accumulated depreciation and amortization                       (1,041)
                                                                      -----

Property, plant and equipment--net                                   $4,816
                                                                      =====

     Depreciation and amortization expense related to property, plant and equipment was approximately $371 for the year ended December 31, 2003. All property, plant and equipment have been pledged as collateral for the loan payable to Perrigo Generics Company ("Perrigo") (see Note 7).

6.   LOANS PAYABLE--MERRILL LYNCH

     REDUCING REVOLVER--On December 18, 2002, Kali received a reducing revolver loan of $3,000 for a term of 60 months. Repayment of the reducing revolver loan is based on a term of 240 months, with a balloon payment due at maturity. Interest is calculated at a floating rate equal to the sum of 1.75% plus one month LIBOR, based upon actual days elapsed over a 360-day year. On August 20, 2003, the reducing revolver was cancelled and the outstanding balance of approximately $2,727 was paid in full. The amount was paid off by the $10,000 received from Perrigo (see Note 7). Interest expense on the revolver loan amounted to $51 for the year ended December 31, 2003.

     LINE OF CREDIT--On October 31, 2002, Kali received a line of credit of $600 for an initial period of one year, expiring on November 30, 2003, and subject to renewal annually thereafter with a payment of a fee. Interest is payable at a floating rate equal to the sum of 2% plus one month LIBOR, based upon actual days elapsed over a 360-day year. On August 20, 2003, the line of credit was cancelled and Kali paid off the then outstanding balance of approximately $594. Interest expense on the line of credit amounted to $5 for the year ended December 31, 2003.

7.   LOAN PAYABLE--PERRIGO

     On August 15, 2003, Kali received a $10,000 term loan from Perrigo. Principal amount outstanding under this loan is repayable in seven quarterly installments commencing on December 31, 2006 and continuing on the last day of each of the six succeeding calendar quarters with the entire principal balance due and payable on September 30, 2008. The seven quarterly principal payments will be in the amount of the lesser of $450 or 50% of the total aggregate amount payable to Kali during such quarter pursuant to a product development agreement. Interest is calculated at the annual rate of the LIBOR plus 1.5% on the principal amount outstanding during each calendar quarter. At December 31, 2003, the principal amount outstanding under this term loan was $10,000 and interest expense for the year amounted to approximately $107. As of December 31, 2003, the interest due on the loan was paid. Kali and VGS have pledged their insurance, plant and equipment, and real property as collateral for the above loan. The above loan is further guaranteed by VGS. The costs associated with obtaining the loan are included in other assets in the accompanying combined balance sheet. These costs are being amortized over the life of the respective debt obligation on the straight-line basis. Amortization relating to the costs associated with Perrigo amounted to $11 for the year ended December 31, 2003. The principal amount outstanding plus interest was fully repaid to Perrigo in March 2004. Kali repaid the loan principal of $10,000 with funding received from Par (see Note 16). At December 31, 2003 the amount due to Perrigo is included in non-current liabilities in the accompanying combined balance sheet.

8.   DEFERRED INCOME

     Deferred income in the aggregate amount of $2,300, as stated in the accompanying combined balance sheet, resulted from the following two contracts:



     (a) On August 15, 2003, Kali signed a product development and distribution agreement with Perrigo for a period of 10 years to obtain rights to manufacture certain pharmaceutical products, get necessary regulatory approvals from the United States Food and Drug Administration ("FDA"), and later to manufacture those products. In consideration, Kali has received a non-refundable up-front payment of $1,800 (to help fund the development expenses) and will share the net profits at various rates as specified in the agreement. The entire balance of $1,800 is included in non-current liabilities in the accompanying combined balance sheet.

     (b) On March 28, 2003, Kali and Par signed a manufacturing and supply agreement to obtain the required governmental approvals to allow the manufacturing and supply of certain pharmaceutical products by Kali and for marketing of those products by Par. Kali has agreed to supply these products at a specified cost, stated in the agreement, for which it has received an initial consideration of $500. The amount is refundable to Par if the first commercial sale of the product does not occur on or before September 13, 2004. As of December 31, 2003, this project is still in the development stage and thus Kali has not recognized any amount of the product development fee, which represents the cost of manufacturing these products over its agreed-upon price. The entire $500 is treated as a current liability in the accompanying combined balance sheet. In addition to the initial payment, Kali is also entitled to a share of profit on sales of these products as specified in the agreement. As of December 31, 2003, Kali has manufactured the product according to the specifications given by Par and is awaiting FDA approval before shipments can begin.

9.   DEFERRED INCOME TAXES

     Deferred income taxes reflect the tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is established, when necessary, to reduce deferred income tax assets to the amount that is more likely than not to be realized. The significant components of the Company's deferred tax assets and liabilities as of December 31, 2003 are as follows:

Deferred tax assets:
  Timing difference on income recognition
    from product development                                            $30
  NJ net operating losses                                                 5
                                                                        ---
                                                                         35

Deferred tax liabilities:
  Accumulated depreciation                                              (16)
  Other                                                                  (1)
                                                                        ---
                                                                        (17)

Net deferred tax asset                                                  $18
Valuation allowance                                                     (18)
                                                                        ---
Net deferred taxes                                                      $ -
                                                                        ===

10.  ROYALTY INCOME

     On November 21, 2000, Kali entered into a research and development agreement with Par to perform formulation and research development work with respect to certain products as defined in the agreement. In consideration of the research and development, Kali will receive a royalty of 12.5% of the gross profit on sales made by Par. At December 31, 2003, royalty income related to this agreement amounted to approximately $395 and is included in revenue in the accompanying combined statement of operations.

11.  RELATED PARTY TRANSACTIONS

     LOAN RECEIVABLE--In December 2002, Kali advanced $2,135 to VGS to purchase the building located in Somerset, New Jersey, in which Kali operates. The amount advanced to VGS was borrowed by Kali under their reducing revolver loan with Merrill Lynch (see Note 6). The loan of $2,135 plus interest at the annual rate of 2.3% is due on June 9, 2006. The outstanding balance of the loan of $2,135, along with interest due thereon of approximately $63 at December 31, 2003, was eliminated in the accompanying combined balance sheet.

     LOAN PAYABLE TO STOCKHOLDER- In March 1998, VGS obtained a mortgage note with Fleet Bank in the amount of $625 in order to purchase a building located in Piscataway, New Jersey. A part of the building is utilized by Kali for warehouse space of which Kali makes rental payments to VGS. The mortgage note was fully repaid by a stockholder of Kali in 2003 in the amount of approximately $553. The loan payable did not bear interest and the amount was repaid in full to the stockholder in April 2004.

     LEASING OF OPERATING FACILITIES--Kali leases the two operating facilities from VGS on a month-to-month basis. Kali was charged rent of $200 by VGS for the year ended December 31, 2003 and, as of December 31, 2003, $149 of such expense was due to be paid to VGS. Both amounts were eliminated in the accompanying combined balance sheet.

12.  OFFICER'S LIFE INSURANCE

     Kali is the owner and beneficiary of a $10,000 term life insurance policy on the life of its President.

13.  BENEFIT PLAN

     Kali has a 401(k) benefit plan, which covers substantially all of its employees. The employees may contribute up to 15% of their salary subject to statutory limitations. Kali may make discretionary contributions to the plan. Kali's contribution is limited to 50% of an employee's contribution and is further limited to a maximum of 3% of annual salary. Contributions under this plan, including Kali's contributions, were approximately $25 in 2003.

14.  COMMITMENTS AND CONTINGENCIES

     On November 25, 2002, Ortho-McNeil Pharmaceutical, Inc. ("Ortho-McNeil") filed a lawsuit against Kali in the United States District Court for the District of New Jersey. Ortho-McNeil alleged that Kali infringed U.S. Patent No. 5,336,691 (the "`691 patent") by submitting a Paragraph IV certification to the FDA for approval of tablets containing tramadol hydrochloride and acetaminophen. Par is Kali's exclusive marketing partner for these tablets. Kali has denied Ortho-McNeil's allegation, asserting that the `691 patent was not infringed and is invalid and/or unenforceable, and that the lawsuit is barred by unclean hands. Kali also has counterclaimed for declaratory judgments of non-infringement, invalidity and unenforceability of the `691 patent. Summary judgment papers were served on opposing counsel on May 28, 2004; however under New Jersey practice the summary judgment papers will not be filed with the Court until the briefing is complete.

15.  COMMON STOCK

     In March 1998, VGS and its stockholders adopted a plan to which the following classes of common stock were authorized: (i) 2,500 shares of voting common stock, no par value. In March 2002, Kali and its stockholders adopted an amendment to which the following classes of common stock were authorized: (i) 100 shares of voting common stock, no par value; and (ii) 9,900 shares of nonvoting common stock, no par value. Two stockholders of Kali also own all of the shares of common stock issued by VGS.

     Common stock of both companies at December 31, 2003 is summarized as follows (in thousands except share data):



                                                     SHARES
                                                     ------
                                                          ISSUED AND  AMOUNT
                                              AUTHORIZED  OUTSTANDING  2003
                                              ----------  -----------  ----
VGS Holdings, Inc:
  Voting                                         2,500         200     $100

Kali Laboratories, Inc:
  Voting                                           100         100      $10
  Nonvoting                                      9,900       9,900       20
                                                             -----      ---
                                                            10,200     $130
                                                            ======      ===

16.  SUBSEQUENT EVENTS

     On June 2, 2004, the Company entered into a product transfer agreement with Barr Laboratories ("Barr") for $450. The contract is for Barr to perform formulation and research development work with respect to three products as defined in the agreement. Upon filing the ANDA for each product, Kali will obtain all rights to the product. Upon FDA approval, the products will be manufactured on behalf of Perrigo. Further an amount of $225 was recovered from Perrigo.

     On June 10, 2004, Kali was acquired by Par for $140,430 in cash and $2,530 in warrants. The purchase price included adjustments for debt repayment of a $10,000 loan made to the Company by Par in March 2004. Under the terms of the agreement, Par purchased all of the capital stock of Kali. Kali may be entitled to up to an additional $10,000 if certain product related performance criteria are met over the next four years.

     On July 7, 2004, Xcel Pharmaceuticals, Inc. ("Xcel") filed a complaint in the U.S. District Court for the District of New Jersey against Kali alleging that Kali's proposed generic version of Diastat(R) (diazepam) infringes one or more claims of U.S. Patent No. 5,462,740 (the "740 patent"). Xcel alleges that Kali infringed the `740 patent by filing an ANDA with the FDA containing a Paragraph IV certification and by seeking approval to manufacture and market its proposed generic version of Diastat(R) before the expiration of the `740 patent. In the Complaint, Xcel seeks an order of the court enjoining Kali from marketing its proposed generic version of Diastat(R) until the expiration date of the `740 patent, together with its attorneys' fees. This action is in its earliest stage. Kali has not yet responded to the complaint but intends to vigorously defend this action.